JOHN J. ZURECK, CPA

GERALD C. SCHEINER, CPA

MICHAEL D. COLLINS, CPA

ROBERT M. McGRATH, CPA

THOMAS J. MURRAY, CPA

WILLIAM A. KLEIN, JR., CPA

JOHN J. KNOX, CPA

ROBERT T. QUARTE, CPA

STEPHEN A. ANTAKI, CPA

MEMBER OF THE

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

PEER REVIEW PROGRAM AND

SEC PRACTICE SECTION OF THE DIVISION FOR CPA FIRMS

INDEPENDENT MEMBER OF BKR INTERNATIONAL

OFFICES IN PRINCIPAL CITIES WORLDWIDE

Office of the Chief Accountant

Securities and Exchange Commission

450th Fifth Street, NW

Washington, DC 20549

Dear Sir:

We have reviewed and agree with the comments in Item 4 of the Form 8-K of Smithtown Bancorp, Inc., dated August 28, 2003 to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Albrecht, Viggiano, Zureck & Company, P.C.

25 Suffolk Court

Hauppauge, New York 11788

cc:	Ms. Anita Florek, Chief Financial Officer